INDEMNITY AGREEMENT

     THIS AGREEMENT is made and entered into as of March 11, 2000 by and between Omni Nutraceuticals, Inc., a Utah corporation (the "Corporation"), and R. Lindsey Duncan ("Duncan").

     RECITALS

     WHEREAS, Duncan has performed a valuable service to the Corporation in his capacity as Chairman of the Board of Directors of the Corporation; and

     WHEREAS, the stockholders of the Corporation have adopted bylaws (the "Bylaws"") and/or Articles of Incorporation (the "Articles") providing for the indemnification of the current and former directors, officers, employees and agents of the Corporation, including persons who have served or are serving at the request of the Corporation in such capacities with other corporations or enterprises, as authorized by the Utah Corporations Code, as amended (the "Code");

     WHEREAS, the Articles, Bylaws and/or the Code, by their non-exclusive nature, permit contracts between the Corporation and its current and former directors, officers, employees and others with respect to indemnification of such persons; and

     WHEREAS, in recognition of his past services as a Director and in connection with the termination of his Employment Agreement with the Company, the Corporation has determined and agreed to enter into this Agreement with Duncan.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. INDEMNITY OF DUNCAN. The Corporation hereby agrees to hold harmless and indemnify Duncan, his spouse, heirs, legal representatives, attorneys, agents and assigns (each an "Indemnified Party") to the fullest extent authorized or permitted by the provisions of the Articles, Bylaws and the Code, as the same may be amended from time to time (but, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than the Articles, Bylaws or the Code permitted prior to adoption of such amendment) from any and all claims, liabilities, losses, damages, fines, penalties, settlements, costs and expenses (including, without limitation, reasonable attorneys' and accountants' fees and expenses incurred in the investigation, defense or settlement of any claim), herein referred to collectively as "Losses", incurred by an Indemnified Party in connection with, attributable to or arising from Duncan's past services in the capacities set forth in Section 2(a) hereof or such Indemnified Party's services to the Corporation.

     2. ADDITIONAL INDEMNITY. In addition to and not in limitation of the indemnification otherwise provided for herein, and subject only to the exclusions set forth in Section 3 hereof, the Corporation hereby further agrees to hold harmless and indemnify the Indemnified Party:

     (A) against any and all expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that an Indemnified Party becomes legally obligated to pay because of any claim or claims made against him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative (including an action by or in the right of the Corporation) to which an Indemnified Party is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that an Indemnified Party was a director, officer, shareholder, employee, attorney or agent of the Corporation, was serving or at any time served at the request of the Corporation as a director, officer, employee, attorney or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (an "Other Entity") or otherwise was acting on behalf of the Corporation or any Other Entity;

     (C) against any Losses attributable to or resulting or arising from any vote cast or written consent executed and delivered pursuant to any proxy granted by an Indemnified Party in accordance with the the provisions of that certain Agreement of even date herewith by and between the Corporation and Duncan; and

     (D) otherwise to the fullest extent as may be provided to an Indemnified Party by the Corporation under the non-exclusivity provisions of the Code and the Bylaws.

     3.     LIMITATIONS  ON  ADDITIONAL  INDEMNITY.  No  indemnity  pursuant  to
Section  1  or  2  hereof  shall  be  paid  by  the  Corporation:

     (A) on account of any claim against an Indemnified Party for an accounting of profits made from the purchase or sale by an Indemnified Party of securities of the Corporation pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any federal, state or local statutory law; or

     (B) if such indemnification is not lawful, and in such case, only to the extent such indemnification is not lawful.

     4. CONTINUATION OF INDEMNITY. All agreements and obligations of the Corporation contained herein shall continue so long as an Indemnified Party shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal, arbitrational, administrative or investigative.

     5. PARTIAL INDEMNIFICATION. An Indemnified Party shall be entitled under this Agreement to indemnification by the Corporation for a portion of the expenses (including attorneys' fees), witness fees, damages, judgments, fines and amounts paid in settlement and any other amounts that an Indemnified Party becomes legally obligated to pay in connection with any action, suit or proceeding referred to in Section 1 or 2 hereof in the event that an Indemnified Party is not entitled hereunder to indemnification for the total amount thereof, and the Corporation shall indemnify an Indemnified Party for the maximum portion thereof to which an Indemnified Party is lawfully entitled.

     6. NOTIFICATION AND DEFENSE OF CLAIM. Not later than thirty (30) days after receipt by an Indemnified Party of notice of the commencement of any action, suit or proceeding, an Indemnified Party will, if indemnity is sought under this Agreement, notify the Corporation of the commencement thereof; but the omission so to notify the Corporation will not relieve it from any liability which it may have to an Indemnified Party otherwise than under this Agreement, or under this Agreement, except to the extent the Corporation is directly prejudiced by such failure to so notify the Corporation. With respect to any such action, suit or proceeding:

     (A) the Corporation will be entitled to participate therein at its own expense;

     (B) except as otherwise provided below, the Corporation may, at its option and jointly with any other indemnifying party similarly notified and electing to assume such defense, assume the defense thereof, with counsel reasonably satisfactory to an Indemnified Party. After notice from the Corporation to an Indemnified Party of its election to assume the defense thereof, the Corporation will not be liable to an Indemnified Party under this Agreement for any legal or other expenses subsequently incurred by an Indemnified Party in connection with the defense thereof except for reasonable costs of investigation or otherwise as provided below. An Indemnified Party shall have the right to employ separate counsel in such action, suit or proceeding, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of an Indemnified Party unless (i) the employment of counsel by an Indemnified Party has been authorized by the Corporation, (ii) an Indemnified Party shall have reasonably concluded that there may be a conflict of interest between the Corporation and an Indemnified Party in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel reasonably satisfactory to an Indemnified Party to assume the defense of such action, in each of which cases the fees and expenses of an Indemnified Party's separate counsel shall be at the expense of the Corporation. The Indemnified Party shall have the right to employ separate counsel for the defense of any action, suit or proceeding brought by or on behalf of the Corporation or as to which an Indemnified Party shall have made the conclusion provided for in clause
(ii)  above;  and

     (C) the Corporation shall be liable to indemnify an Indemnified Party under this Agreement for any amounts paid in settlement of any action or claim effected without his written consent, which shall not be unreasonably withheld, whether or not an Indemnified Party is otherwise entitled to indemnification hereunder. The Corporation shall be permitted to settle any action except that it shall not settle any action or claim in any manner which would impose any penalty or limitation on an Indemnified Party, or any non-monetary obligation, without an Indemnified Party's written consent, which may be given or withheld in an Indemnified Party's sole and arbitrary discretion.

     7. EXPENSES. The Corporation shall advance, prior to the final disposition of any proceeding, promptly following request therefor, all expenses, including, but not limited to attorneys fees and expenses incurred by an Indemnified Party in connection with each threatened or pending claim, action, cause of action, suit, investigation, arbitration or other proceeding upon receipt of an undertaking by or on behalf of an Indemnified Party to repay said amounts if it shall be determined ultimately that an Indemnified Party is not entitled to be indemnified under the provisions of this Agreement, the Articles, Bylaws or the Code.

     8. ENFORCEMENT. Any right to indemnification or advances granted by this Agreement to an Indemnified Party shall be enforceable by or on behalf of an Indemnified Party in any court of competent jurisdiction if (i) the claim for indemnification or advances is denied, in whole or in part, (ii) no disposition of such claim is made within thirty (30) days of request therefor, or (iii) the Corporation should fail to comply with the provisions of Section 7 hereof. an Indemnified Party, in such enforcement action, if successful in whole or in part, shall be entitled to be paid also the expense of prosecuting his claim. It shall be a defense to any action for which a claim for indemnification is made under Section 1 or 2 hereof (other than an action brought to enforce a claim for expenses pursuant to Section 8 hereof, provided that the required undertaking has been tendered to the Corporation) that an Indemnified Party is not entitled to indemnification because of the limitations set forth in Section 3 hereof. Neither the failure of the Corporation (including its Board of Directors or its stockholders) to have made a determination prior to the commencement of such enforcement action that indemnification of an Indemnified Party is proper in the circumstances, nor an actual determination by the Corporation (including its Board of Directors or its stockholders) that such indemnification is improper shall be a defense to the action or create a presumption that an Indemnified Party is not entitled to indemnification under this Agreement or otherwise.

     9. NON-EXCLUSIVITY OF RIGHTS. The rights conferred on an Indemnified Party by this Agreement shall not be exclusive of any other right which an Indemnified Party may have or hereafter acquire under any statute, provision of the Corporation's Articles or Bylaws, agreement, vote of stockholders or directors, or otherwise, both as to action in his official capacity and as to action in another capacity.

     10.     SURVIVAL  OF  RIGHTS.

     (A) The rights of an Indemnified Party under this Agreement shall continue after an Indemnified Party has ceased to be a director, officer, employee, attorney or agent of the Corporation or to serve at the request of the Corporation as a director, officer, employee, attorney or agent of an Other Entity shall inure to the benefit of an Indemnified Party's heirs, executors and administrators and assigns.

     (B) The Corporation shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Corporation, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Corporation would be required to perform if no such succession had taken place.

     11. SEPARABILITY. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision hereof shall be held to be invalid for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions hereof. Furthermore, if this Agreement shall be invalidated in its entirety on any ground, then the Corporation shall nevertheless indemnify an Indemnified Party to the fullest extent provided by the Articles, Bylaws, the Code or any other applicable law.

     12.     JURISDICTION  AND  VENUE.

     (A) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself or himself and its or his property, to the non-exclusive jurisdiction of any California court or federal court of the United States of America sitting in the State of California, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such state court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Should any party institute any action, suit or other proceeding arising out of or relating to this Agreement, the prevailing party shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in connection therewith, along with all costs of defense, investigation, preparation, experts and collection.

     (B) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it or he may legally and effectively do so, any objection that it or he may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any of the courts referred to in Section 12(a). Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (C) The parties further agree that the mailing by certified or registered mail, return receipt requested, of any process required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by law.



WAIVER  OF  JURY  TRIAL

BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO ENFORCE OR DEFEND ANY RIGHTS OR REMEDIES UNDER THIS AGREEMENT.

     13. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

     14. IDENTICAL COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute but one and the same Agreement. Only one such counterpart need be produced to evidence the existence of this Agreement.

     15. HEADINGS. The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction hereof.

     16. NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given (i) upon delivery if delivered by hand to the party to whom such communication was directed or (ii) upon the third business day after the date on which such communication was mailed if mailed by certified or registered mail with postage prepaid, if to an Indemnified Party, to his most recent address as set forth in the Corporation's records, and if to the Corporation, to its principal executive offices, or to such other address as may have been furnished to an Indemnified Party by the Corporation.

     17. INSURANCE. For so long as this Indemnity Agreement is in effect, the Corporation agrees to secure and maintain in effect a Director's and Officer's Liability Policy with a nationally recognized insurer with minimum annual limits of coverage of five million dollars ($5,000,000.00), so long as such policy is available to the Company on commercially reasonable terms. Such policy shall name Mr. R. Lindsey Duncan and his spouse as additional insureds.





     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.

     OMNI  NUTRACEUTCALS,  INC.


     By: /s/ Klee Irwin

     Name:  Klee Irwin

     Title:  President


     /s/ R. Lindsey Duncan
         R.  Lindsey  Duncan